UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21247

                      BNY/Ivy Multi-Strategy Hedge Fund LLC
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 One Wall Street
                               New York, NY 10286
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven Pisarkiewicz
                              BNY Asset Management
                                  1633 Broadway
                               NEW YORK, NY 10019
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-635-4788
                                                           --------------

                     Date of fiscal year end: March 31, 2007
                                              --------------

                  Date of reporting period: September 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

BNY/IVY MULTI-STRATEGY                            Semi-Annual Report
HEDGE FUND LLC                                    September 30, 2006


                                   [IVY LOGO]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

     o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

     o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

     o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

     o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the BNY/Ivy Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the semi-annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the six months ended September 30, 2006. We have provided an updated analysis since the annual report.

2ND QUARTER 2006

THE ENVIRONMENT FOR HEDGE FUND INVESTING WAS MUCH MORE CHALLENGING IN THE SECOND QUARTER OF 2006. After markets (stock, bond, and commodities) peaked in early May, concerns over inflation, global economic growth and the direction of interest rates were pushed to the forefront by comments from the US Federal Reserve. The markets' seemingly casual view toward risk in the first quarter gave way to what many participants believe was a long-overdue process of re-pricing risk in the marketplace. Notably, areas that had done very well--small capitalization stocks, commodities and emerging market equities and debt--all came under severe pressure.

IVY'S PERFORMANCE WAS LED BY RELATIVE VALUE MANAGERS. AS THEIR PORTFOLIOS TEND TO BE MUCH LESS EQUITY-SENSITIVE, MOST RELATIVE VALUE MANAGERS PROTECTED CAPITAL DURING THE QUARTER AND MANY WERE PROFITABLE. Among relative value managers, statistical arbitrage strategies performed well in the quarter, as did certain multi-strategy managers that avoided reversals in the commodities markets and limited losses in their equity portfolios. Convertible arbitrage strategies performed well in April and May, but gave back ground in June due to widening credit spreads.

EQUITY STRATEGIES, WHICH HAD BEEN CONSISTENT CONTRIBUTORS TO PORTFOLIO RETURNS OVER THE LAST YEAR, STRUGGLED TO PRODUCE ABSOLUTE RETURNS DURING THE QUARTER, AS THE SHARP DROP IN GLOBAL MARKETS NEGATIVELY IMPACTED MANY MANAGERS WHO WERE AT THE HIGH END OF THEIR HISTORICAL NET EXPOSURE RANGES. In many parts of the world, markets fell sharply from previous highs. The steepest declines, as noted earlier, were in those areas that had recently outperformed, such as small cap U.S. stocks, Asian equities and Emerging Markets. There were a number of sharp losses in May, such as the Russell 2000 index falling almost 6%, and the Nikkei 225 index dropping 8.5%. In Europe, the German DAX index lost 5.3%, and the MSCI Europe index fell around 5% for the month of May in local currency terms. In the Emerging Markets, many recent high-flying markets came back to earth, posting steep losses. India's Sensex index plunged over 12% in May, helping to push the MSCI Emerging Markets index down 8.5% in that month alone.

IN THE EVENT DRIVEN SPACE, THE HIGH LEVELS OF MARKET VOLATILITY IN MAY AND JUNE MUTED THE POSITIVE IMPACT OF MERGER ACTIVITY LAST QUARTER. U.S. merger spreads rose significantly at the end of 2005, have begun to moderate, and our managers have shifted capital toward Western European deals. On the positive side, a rising risk free rate generally helps to drive merger spreads upward. In the second quarter, the most successful managers in the Event Driven space were those that had significant exposure to company-specific special situations. One situation many of our managers were involved with was Altria, where a favorable Florida Supreme Court decision freed up money the company had held in escrow pending resolution of tobacco litigation. That decision also helped clear one of the major obstacles to Altria's spin-off of its 88%-owned Kraft Foods unit.

IN TERMS OF CREDIT STRATEGIES, POCKETS OF INCREASED VOLATILITY IN THE HIGH YIELD MARKET PROVIDED PROFITABLE OPPORTUNITIES FOR MANAGERS WITH A RELATIVE VALUE STANCE, TYPICALLY IMPLEMENTED VIA CREDIT CURVE AND CAPITAL STRUCTURE TRADES. On the other hand, managers with more directional exposure, via a catalyst or event-driven style of investing, were hurt by overall market weakness and less liquid trading conditions. May and June saw spread widening in lower rated (higher risk) credits, and the Merrill Lynch High Yield Master II index returned an anemic 0.2% for the quarter. This index return is primarily driven by carry, while price returns year-to-date are negative, at -0.9%.

3RD QUARTER 2006

PERFORMANCE FOR IVY'S INVESTMENTS WAS BROADLY POSITIVE IN THE THIRD QUARTER OF 2006 WITH BENEFICIAL MARKET TRENDS OVERSHADOWED BY A MANAGER-SPECIFIC EVENT IN CERTAIN IVY PORTFOLIOS. Since June, global equity markets have steadied and credit markets have remained buoyant. Although the summer market doldrums set in again in 2006, market behavior demonstrated a reversal of the risk aversion seen in the second quarter which translated into a beneficial rebound in performance for many strategies.

Dominating the industry's headlines were the events at Amaranth Advisors. On September 18, 2006, Amaranth Advisors, a well-known multi-strategy hedge fund advisor based in Greenwich, CT, notified its investors that the multi-strategy hedge fund managed by the firm had suffered large losses in its energy portfolio. Subsequent to those losses, Amaranth decided to wind down its business, and is in the process of liquidating the remaining portfolio.

LOOKING AT INDIVIDUAL STRATEGIES, THE MAJORITY OF THE RELATIVE VALUE MULTI-STRATEGY MANAGERS WERE POSITIVE DESPITE THE CONTINUED LOW LEVEL OF MARKET VOLATILITY. Most managers were able to preserve gains built up over the year and benefited from a benign credit market and from event-specific activity. Convertible arbitrage strategies performed modestly well given the volatility levels, as Ivy's convertible arbitrage managers are focused more on individual credit selection rather than volatility. Statistical arbitrage strategies had mixed results as macroeconomic factors, such as momentum and liquidity, worked against the strategy. However, many of those factors changed course at the conclusion of the quarter helping the strategy finish in positive territory.

AFTER AN INAUSPICIOUS START IN JULY, EQUITY MARKETS GAINED TRACTION, BOOSTED BY BETTER THAN EXPECTED SECOND QUARTER EARNINGS ANNOUNCEMENTS AND AN IMPROVED OUTLOOK FOR INTEREST RATES. The S&P 500 and the Nasdaq posted strong results while the Russell 2000 was slightly positive for the quarter. Breaking a multi-year trend, smaller companies lagged behind their larger counterparts, erasing their year-to-date advantage. This phenomenon closed the valuation gap between large and small capitalization stocks and also appears to represent investors' more defensive posture with a preference towards holding household-name stocks. Non-U.S. markets were generally strong for the quarter as well. European equity markets were bolstered by evidence of a more positive economic picture, strong corporate profits and growth in merger and acquisition activity. Asian equities benefited from the growing Chinese economy and Japan's easing of deflationary pressures.

THE EVENT DRIVEN SECTOR WAS POSITIVE LAST QUARTER WITH MANAGERS INVOLVED IN SPECIAL SITUATIONS MODESTLY OUTPERFORMING THOSE IN DISTRESSED INVESTING. These results are perhaps not surprising given the fact that high yield default rates remained at historical low levels in September, decreasing to 2.0% from 2.7% in June. However some sectors, notably autos, provided fertile ground for distressed managers. GM and GMAC spreads finished the quarter tighter due to the anticipated completion of a debt tender offer by Cerberus Capital Management. Merger activity remained high with approximately $235 billion in announced global volume in September alone. Year to date, there has been $2.5 trillion of global activity announced with the most active industries being financial services, banking and telecommunications.

CREDIT STRATEGIES HAVE ONCE AGAIN PROVED TO BE RELIABLE CONTRIBUTORS TO PERFORMANCE. OPPORTUNITIES WERE SCATTERED AMONG FUNDAMENTAL BOND SELECTION, POSITIVE CARRY AND RELATIVE VALUE TRADES. The market was also strong with the Merrill Lynch High Yield Master II Index increasing by 4.0% over the quarter. Interestingly, movements in credit spreads were a less significant contributor to returns as compared to movements in government bond markets. Global interest rates dropped considerably from their peak levels in late May and early June and high yield bonds have responded favorably contributing to a large percentage of the returns of the index.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,


/s/ Steven Pisarkiewicz


Steven Pisarkiewicz
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS AND OTHER INFORMATION
================================================================================

 For the Six Months Ended September 30, 2006



 CONTENTS

 Management Discussion & Analysis ..........................................   1
 Portfolio Summary .........................................................   3
 Financial Statements:
   Schedule of Investments .................................................   4
   Statement of Assets, Liabilities and Members' Capital ...................   6
   Statement of Operations .................................................   7
   Statements of Changes in Members' Capital ...............................   8
   Statement of Cash Flows .................................................   9
   Notes to the Financial Statements .......................................  10

 Managers and Officers (unaudited) .........................................  18

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
================================================================================

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF APRIL 2006 THROUGH SEPTEMBER 2006?

The investment environment over the last six months was challenging, as the recent onset of beneficial market trends was overshadowed by a manager-specific event. In early May, after stock, bond and commodity markets peaked, concerns over inflation, global economic growth and the direction of interest rates were pushed to the forefront by comments from the US Federal Reserve. This led to a re-pricing of risk in the market and continued high levels of volatility through the early summer.

However, the tide turned in August after the U.S. Federal Reserve decided to leave short-term interest rates unchanged at 5.25%, ending a streak of 17 consecutive rate increases. While Fed officials warned that further policy firming may be needed, recent economic data and a cooling of inflationary pressures were enough to encourage the Fed's pause, orchestrating what the market hopes is a soft landing of the economy. With that news, global equity markets regained traction and credit markets have sustained their buoyancy.

Nevertheless, dominating the industry's headlines were the events at Amaranth Advisors. On September 18, 2006, Amaranth Advisors, a well-known multi-strategy hedge fund advisor based in Greenwich, CT, notified its investors that the multi-strategy hedge fund managed by the firm had suffered large losses in its energy portfolio. Subsequent to those losses, Amaranth decided to wind down its business, and is in the process of liquidating the remaining portfolio.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE TWELVE MONTH PERIOD ENDING SEPTEMBER 30, 2006?

The fund achieved net performance of (1.52)% for the six month period ending September 30, 2006. In the same period, the S&P 500 returned 4.14% and the HFRI Fund of Funds Index returned (0.19)%.

WHAT SPECIFIC FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE FOR THE PERIOD OF APRIL 2006 THROUGH SEPTEMBER 2006?

U.S.-based Equity strategies and Event Driven investing were the largest contributors to performance over the last six months while Relative Value strategies and Asian focused equity managers detracted from returns.

U.S. equity strategies were particularly beneficial in the Technology sector with profitable positions on both the long and short side of the portfolios. Event Driven managers took advantage of the increased merger and acquisition activity with a number of profitable deals closing over the period.

The loss in the Relative Value strategy was dominated by Amaranth Advisor's decline, which was the primary detractor to the Fund's overall returns. The losses that ensued for Amaranth in early September were due to adverse price movements in natural gas markets. In global equity markets, the Fund also was impacted over the period by choppy conditions in Japanese stock markets.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

Allocations outside of the equity strategy of the portfolio have remained fairly constant during the period. We are positive on the manager line-up in most strategies and feel the portfolio is well diversified. Changes in the Fund's composition were aimed at maintaining position sizes.

Equity exposure has undergone a slight readjustment at the manager level. Due to the volatility, one Japan-based and one European-focused manager were reduced marginally in favor of established U.S regional managers. This movement was based on our outlook for these particular managers and our desire to utilize managers with more moderate exposure levels.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

Economic events in the third quarter have created a positive backdrop for the markets and we feel this trend can extend into 2007. Further actions from the U.S. Federal Reserve, results of the third quarter earnings season and continued consumer confidence are expected to confirm that view. At the strategy level, Ivy expects better opportunities from the Relative Value space as historical indicators suggest volatility will work its way back into the market. Our Event Driven allocations will remain stable, with an increased emphasis on opportunities in global markets and special situation investing. Given the current high levels of capital markets activity and the strong environment for acquisitions and strategic combinations such as mergers, spin-offs and LBO's, we expect special situations to continue to be an area of opportunity. Our outlook on long/short investing remains positive. U.S. markets have seen increased return dispersion creating more opportunities on both sides of long/short investing. The U.S. Consumer sector remains underweighted while Financial, Technology and Healthcare sectors are areas where we see increased potential. In global markets, uncertainty in the U.S. may impact managers in the short-term but we are optimistic about the longer term opportunities and believe we are well positioned to take advantage of global out-performance. In credit strategies, we expect the favorable fundamental factors in the credit markets will remain, though there may be increased volatility. We continue to research new forms of alpha in this area.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
================================================================================

 September 30, 2006 (unaudited)


 INCEPTION DATE                             PORTFOLIO STATISTICS

 04/01/2003                                 Members' Capital ($million): $170.7


 SECTOR BREAKDOWN*

         41.0% Event Driven
         25.6% Equity
         24.7% Relative Value
          2.9% Credit
          1.1% Money Market Fund
      -------
         95.3% Total Investments in Portfolio Funds
          4.7% Other Assets, Less Liabilities
      -------
        100.0% Members' Capital
      =======

--------------------------------------------------------------------------------
 * As a percentage of members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
============================================================================================

 September 30, 2006 (unaudited)
                                        Initial
                                      Acquisition                  Fair
 PORTFOLIO FUNDS - 94.2%                  Date        Cost         Value        Liquidity*
                                      -----------  ----------    ----------   --------------
 EVENT DRIVEN - 41.0%

 DISTRESSED - 13.4%

 Cerberus Partners, LP                   4/01/03   $3,650,000    $6,287,957   Semi-annually
 King Street Capital, LP                 4/01/03    5,100,000     7,374,302   Quarterly
 Longacre Capital Partners (QP), LP      4/01/03    6,100,000     9,138,815   Quarterly
                                                   ----------    ----------
                                                   14,850,000    22,801,074
                                                   ----------    ----------

 MULTI-STRATEGY-SPECIAL SITUATIONS - 27.6%

 Davidson Kempner Partners               4/01/03    6,200,000     8,403,773   Annually
 Deephaven Event Fund, LLC              11/01/05    6,000,000     7,253,856   Annually
 Merced Partners Limited Partnership     4/01/03    5,950,000     8,823,988   Annually
 Perry Partners, LP                      4/01/03    5,500,000     7,866,154   Annually
 Scoggin Capital Management, LP II       2/01/06    8,800,000     9,105,086   Annually
 Seneca Capital, LP                      4/01/03    3,850,000     5,689,211   Annually
                                                   ----------    ----------
                                                   36,300,000    47,142,068
                                                   ----------    ----------

 TOTAL EVENT DRIVEN                                51,150,000    69,943,142
                                                   ----------    ----------

 EQUITY - 25.6%

 ASIA - 5.3%

 FrontPoint Japan Fund 2X, LP            8/01/05    6,250,000     9,121,398   Quarterly
                                                   ----------    ----------

 GLOBAL - 4.0%

 Kingdon Associates                      4/01/04    5,000,000     6,732,248   Quarterly
                                                   ----------    ----------

 Real Estate - 4.6%

 Wesley Capital QP, LP                  10/01/05    7,000,000     7,862,788   Quarterly
                                                   ----------    ----------

 TECHNOLOGY - 5.3%

 Criterion Institutional Partners, LP   10/01/05    7,000,000     9,103,714   Quarterly
                                                   ----------    ----------

--------------------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
============================================================================================

 September 30, 2006 (unaudited)
                                        Initial
                                      Acquisition                  Fair
 PORTFOLIO FUNDS - 94.2%                  Date        Cost         Value        Liquidity*
                                      -----------  ----------    ------------  -------------
 EQUITY (CONTINUED)
 UNITED STATES - 6.4%
 Partner Fund, LP                      1/01/05     $5,600,000      $6,268,418  Quarterly
 Pershing Square, LP                   8/01/06      4,500,000       4,694,055  Annually
                                                 ------------    ------------
                                                   10,100,000      10,962,473
                                                 ------------    ------------
 TOTAL EQUITY                                      35,350,000      43,782,621
                                                 ------------    ------------

 RELATIVE VALUE - 24.7%
 MULTI-STRATEGY - 21.2%
 Amaranth Partners, LLC                4/01/03      6,250,000       3,888,902  Annually
 Elliot Associates, LP                 4/01/03      5,600,000       7,857,684  Semi-annually
 Fore Convertible Fund, LP             7/01/06      6,000,000       6,251,220  Quarterly
 OZ Domestic Partners II, LP           2/01/04      7,400,000       9,430,164  Annually
 Stark Investments, LP                 4/01/03      6,800,000       8,790,295  Annually
                                                 ------------    ------------
                                                   32,050,000      36,218,265
                                                 ------------    ------------
 Statistical Arbitrage - 3.5%
 Goldman Sachs Global Equity
   Opportunity Fund, LLC               5/01/05      5,000,000       6,030,788  Monthly
                                                 ------------    ------------
 TOTAL RELATIVE VALUE                              37,050,000      42,249,053
                                                 ------------    ------------

 CREDIT - 2.9%
 LONG / SHORT CREDIT - 2.9%

 Feingold O'Keeffe Capital I, LP       3/01/05      4,250,000       4,896,438  Quarterly
                                                 ------------    ------------

 TOTAL INVESTMENTS IN
   PORTFOLIO FUNDS - 94.2%                        127,800,000     160,871,254
                                                 ------------    ------------

 MONEY MARKET FUND - 1.1%
 Federated Prime Obligations Fund                   1,904,104       1,904,104
                                                 ------------    ------------

 TOTAL INVESTMENTS - 95.3%                       $129,704,104    $162,775,358
                                                 ------------    ------------

Other Assets, Less Liabilities - 4.7%                               7,965,506
                                                 ------------    ------------

 MEMBERS' CAPITAL - 100.0%                                       $170,740,864
                                                                 ============

--------------------------------------------------------------------------------

 * Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply.

 Detailed information about the Portfolio Funds is not available.

 The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
================================================================================

 September 30, 2006 (unaudited)



  ASSETS
  Investments, at fair value (cost $129,704,104)                    $162,775,358
  Receivable for Portfolio Funds sold                                  9,348,766
  Prepaid assets                                                          69,089
  Interest receivable                                                     10,213
                                                                    ------------
    TOTAL ASSETS                                                     172,203,426
                                                                    ------------

  LIABILITIES
  Contributions received in advance                                      869,000
  Management fee payable                                                 216,547
  Administration fee payable                                              98,584
  Accrued expenses and other liabilities                                 278,431
                                                                    ------------
    TOTAL LIABILITIES                                                  1,462,562
                                                                    ------------
  NET ASSETS                                                        $170,740,864
                                                                    ============

  MEMBERS' CAPITAL REPRESENTED BY:
  Net capital contributions                                         $137,669,610
  Net unrealized appreciation of investments                          33,071,254
                                                                    ------------
                                                                    $170,740,864
                                                                    ============

--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
================================================================================

 For the Six Months ended September 30, 2006 (unaudited)

 INVESTMENT INCOME
   Interest                                                         $   113,021
                                                                    ===========

 EXPENSES
   Management fees                                                    1,277,331
   Investor servicing fees                                              273,339
   Administration fees                                                  195,330
   Legal fees                                                            92,049
   Board of Managers fees                                                45,576
   Audit fees                                                            41,828
   Insurance                                                             40,625
   Printing                                                              37,527
   Registration fees                                                     28,243
   Custodian                                                             16,985
   Miscellaneous                                                         36,234
                                                                    ===========
   TOTAL EXPENSES                                                     2,085,067
                                                                    -----------

   NET INVESTMENT LOSS                                               (1,972,046)
                                                                    -----------

 REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

 Net realized gain on investments                                       394,100
 Net change in unrealized appreciation/(depreciation)
   on investments                                                    (1,127,907)
                                                                    -----------
 Net realized and unrealized loss on investments                       (733,807)

 NET DECREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                                  $(2,705,853)
                                                                    ===========

--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CHANGES IN MEMBERS' CAPITAL
================================================================================


                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                   SEPTEMBER 30,   FOR THE YEAR
                                                       2006            ENDED
                                                    (UNAUDITED)   MARCH 31, 2006
                                                   ------------   --------------
 FROM OPERATIONS
   Net investment loss                             $ (1,972,046)   $ (3,594,099)
   Net realized gain on investments/(depreciation)      394,100       3,125,557
   Net change in unrealized appreciation
     on investments                                  (1,127,907)     19,079,641
   Payments by Affiliate (Note 3)                            --         151,468
                                                   ------------    ------------
   Net increase/(decrease) in members' capital
     resulting from operations                       (2,705,853)     18,762,567
                                                   ------------    ------------
 FROM MEMBERS' CAPITAL TRANSACTIONS
   Members' contributions                            19,783,987      31,443,174
   Members' redemptions due to Repurchase Offers
     (net of redemption fees) (Note 1)               (6,094,231)    (21,309,891)
                                                   ------------    ------------
   Net increase in members' capital from
     capital transactions                            13,689,756      10,133,283
                                                   ------------    ------------

 CHANGE IN MEMBERS' CAPITAL
   Beginning of period                              159,756,961     130,861,111
                                                   ------------    ------------

   End of period                                   $170,740,864    $159,756,961
                                                   ============    ============



--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
================================================================================

 For the Six Months ended September 30, 2006 (unaudited)

 CASH FLOWS FROM OPERATING ACTIVITIES
 Net decrease in members' capital resulting from operations        $ (2,705,853)

 ADJUSTMENTS TO RECONCILE NET DECREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH USED IN
     OPERATING ACTIVITIES:
       Net change in unrealized appreciation/(depreciation)
         on investments                                               1,127,907
       Net realized gain on investments                                (394,100)
       Purchase of Portfolio Funds                                  (32,449,757)
       Proceeds from sale of Portfolio Funds                         32,695,955

       CHANGE IN ASSETS AND LIABILITIES:
         Increase in receivable for Portfolio Funds sold             (6,739,021)
         Increase in prepaid assets                                     (23,617)
         Increase in interest receivable                                 (4,680)
         Increase in management fee payable                              16,469
         Increase in administration fee payable                          10,749
         Decrease in accrued expenses and other liabilities             (18,225)
                                                                   ------------
           Net cash used in operating activities                     (8,484,173)

 CASH FLOWS FROM FINANCING ACTIVITIES
       Proceeds from members' contributions including
         contributions received in advance                           15,496,000
       Members' redemptions due to Repurchase Offer
         (net of redemption fees and Members
         redemptions payable)                                        (7,012,627)
                                                                   ------------
         Net cash provided by financing activities                    8,483,373

 Net decrease in cash                                                      (800)
 CASH AT BEGINNING OF PERIOD                                                800
                                                                   ------------
 CASH AT END OF PERIOD                                             $         --
                                                                   ============

--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
================================================================================

 September 30, 2006 (unaudited)

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. At September 30, 2006, BNY Investment Advisors (the "Adviser") had an investment in the Fund of approximately $1.4 million.

The Adviser is a registered investment adviser with the SECand a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser with the SEC, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Initial and additional subscriptions for Interests are accepted into the Fund at net asset value. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 1. ORGANIZATION (CONTINUED)

The following is a summary of the Fund's repurchase activity for the six months ended September 30, 2006 and fiscal year 2006:


 REPURCHASE VALUE   COMMENCEMENT      EXPIRATION DATE      INTEREST   REPURCHASE
       DATE         DATE OF OFFER        OF OFFER        REPURCHASED      FEE
 -----------------  ----------------  -----------------  -----------  ----------

 June 30, 2005      May 2, 2005       May 27, 2005       10,114,096     $16,582
 December 31, 2005  November 1, 2005  November 30, 2005  11,212,377          --
 June 30, 2006      May 2, 2006       May 30, 2006        6,094,231          --

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. SECURITY VALUATION

The Fund values its holdings in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

A. SECURITY VALUATION (CONTINUED)

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a pro rata basis.

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS (CONTINUED)

to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members. Offering costs required by applicable accounting principles to be charged to capital that are accrued during a fiscal period are allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages as of the beginning of the period.

D. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2006, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $3,594,099 and $3,125,557 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At September 30, 2006, the cost of investments for Federal Income Tax purposes was estimated to be $129,704,104. Accordingly, accumulated net unrealized appreciation on investments was $33,071,254 consisting of $35,432,352 gross unrealized appreciation and $2,361,098 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

The Adviser and Ivy are contractually required, among other things, to supervise the investment and reinvestment of the Fund's assets, including its cash balances. However, from commencement of operations until December 5, 2005, the Fund's uninvested cash instead was maintained in the Fund's custody account with the Custodian and credited with interest at the same rates paid to other accounts serviced by the Custodian. Beginning on December 6, 2005, the Fund's uninvested cash has been invested in an unaffiliated money market fund. The Custodian made a payment of $151,468 to the Fund on January 20, 2006. This amount, which represents the difference between the interest credited to the Fund by the Custodian and the amount of interest that would have been received by the Fund if it had earned interest at the effective daily Federal Funds rate during the applicable period, is believed to approximate the amount that the Custodian earned on the Fund's uninvested cash. This amount plus the interest that was previously credited to the Fund is believed to be comparable to what the Fund would have earned had such cash been invested in a money market fund.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the six months ended September 30, 2006, amounted to $16,500,000, and $12,494,100, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e.,

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15%-25% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At September 30, 2006, one Portfolio Fund, Pershing Square, LP, had a lock-up extending beyond one year from September 30, 2006. This lock-up period ends on January 31, 2008. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the six months ended September 30, 2006.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each period:

                                 Six Months
                                    Ended
                                September 30,
                                     2006          Year Ended       Year Ended
                                 (unaudited)     March 31, 2006   March 31, 2005
                                ---------------  ---------------  --------------

Net assets, end of period (000)    $170,741         $159,757         $130,861
Ratio of net investment loss to
  average Members' capital           (2.34%)(b)       (2.50%)          (2.59%)
Ratio of expenses to average
  Members' capital(a)                 2.48%(b)         2.57%            2.60%
TOTAL RETURN(C)                      (1.52%)          13.51%(D)         5.10%
Portfolio turnover rate                  8%              26%              25%
--------------------------------------------------------------------------------

(a) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds.

(b)  Annualized.

(c) Total return calculated for a period of less than one year is not annualized.

(d) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consists of a payment by an Affiliate. Excluding this item, the total return would have been 13.41% (see Note 3).

Net investment loss ratio, expenses to average Members' capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

NOTE 9. SUBSEQUENT EVENTS

From October 1, 2006 through November 13, 2006, the Fund received additional contributions from Members of $3,262,893.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
================================================================================

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                           Principal Occupations
Manager               Position             During Past Five Years

Carla Diane Hunter    Manager              Chief Operating Officer, Weizmann
Age 52                                     Global Endowment Management Trust,
                                           since October 2002; Director of
                                           Investments and Treasury, Museum of
                                           Modern Art, New York City, from April
                                           1997 to September 2002.

Arthur Williams III   Manager              President and Chief Investment
Age 65                                     Officer, Pine Grove Associates, Inc.,
                                           since 1994.

Rodney S. Yanker      Manager              Founder and Managing Director,
Age 47                                     Affiliated Alternative Managers, LLC,
                                           since January 1996.

Newton P.S. Merrill*  Manager              Retired; Senior Executive Vice
Age 67                                     President, The Bank of New York, from
                                           April 1994 to May 2003.

Robert M. Bowen       Manager              Retired; formerly Executive Vice
Age 69                                     President, Callan Associates,
                                           1993-2001.

Robert J. Dwyer       Manager              Retired; Advisory Director of Morgan
Age 62                                     Stanley & Co. and President of Dwyer
                                           Family Foundation; formerly Executive
                                           Vice President of Morgan Stanley Dean
                                           Witter.

Steven Pisarkiewicz   President and        Executive Vice President, Asset
Age 57                Principal Executive  Management, The Bank of New York,
                      Officer              since May 2003; Chief Investment
                                           Officer of Structured Equity
                                           Services, Alliance Sanford C.
                                           Bernstein & Co., from November 1999
                                           to May 2003.

Guy Nordahl           Treasurer and        Vice President, The Bank of New York,
Age 41                Principal Financial  since November 1999.
                      Officer

Ellen Kaltman         Chief Compliance     Managing Director, Compliance,  The
Age 58                Officer              Bank of New York, 1999 to Present.

--------------------------------------------------------------------------------
 * Interested Manager

                      [This page intentionally left blank.]

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.


Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.


The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.


FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor ELECT TO INVEST IN THE FUND WITHOUT REVIEWING THE FUND'S PROSPECTUS.


The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
  NOT FDIC, STATE OR               MAY LOSE           NO BANK, STATE OR
  FEDERAL AGENCY INSURED           VALUE              FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                                   [IVY LOGO]

ITEM 2. CODE OF ETHICS.

Not required for a semi-annual period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for a semi-annual period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for a semi-annual period.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for a semi-annual period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule is included as a part of the report to shareholders filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for a semi-annual period.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Alexander Rabinovich is Director, Investments of Ivy and serves as one of Ivy's portfolio managers. Mr. Rabinovich joined Ivy in August 1997 and assists in overseeing the investment process, including sourcing new managers, due diligence, and ongoing manager monitoring. Mr. Rabinovich has been a portfolio manager of the Fund since its inception. Mr. Rabinovich is responsible for the day-to-day management of the Fund's portfolio and is assisted in his duties by members of Ivy's investment team. He graduated from The University of Rochester in May 1994 with a B.A. in Economics and Russian Studies and from The University of Rochester's William E. Simon School of Business Administration in August 1996 with an M.B.A. in Finance and Accounting. From January to July 1997, Mr. Rabinovich was employed as an Analyst at Manning & Napier Advisors, Inc. Mr. Rabinovich is a Chartered Financial Analyst.

                Mr. Rabinovich also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of the most recent practicable date: (i) the number of other registered investment companies, pooled investment vehicles (unregistered) and other accounts managed by Mr. Rabinovich; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                                 REGISTERED INVESTMENT   POOLED INVESTMENT       OTHER ACCOUNTS
                                   COMPANIES MANAGED      VEHICLES MANAGED          MANAGED
                                  BY FUND'S PORTFOLIO   BY FUND'S PORTFOLIO   BY FUND'S PORTFOLIO
                                        MANAGER               MANAGER               MANAGER
                                 ---------------------  -------------------   -------------------
                                             TOTAL                 TOTAL                 TOTAL
NAME OF FUND'S PORTFOLIO                   ASSETS (IN            ASSETS (IN            ASSETS (IN
MANAGER                           NUMBER    MILLIONS)   NUMBER    MILLIONS)   NUMBER    MILLIONS)
------------------------------    ------   ----------   ------   ----------   ------   ----------
Alexander Rabinovich                 0         $0         13      $4,033.3      5       $1,874.7


                             REGISTERED INVESTMENT              POOLED INVESTMENT VEHICLES                  OTHER ACCOUNTS
                          COMPANIES MANAGED BY FUND'S          MANAGED BY FUND'S PORTFOLIO           MANAGED BY FUND'S PORTFOLIO
                               PORTFOLIO MANAGER                         MANAGER                                MANAGER
                        --------------------------------    ----------------------------------    ----------------------------------

                                         TOTAL ASSETS                          TOTAL ASSETS                          TOTAL ASSETS
NAME                    NUMBER WITH    WITH PERFORMANCE-    NUMBER WITH      WITH PERFORMANCE-    NUMBER WITH      WITH PERFORMANCE-
OF FUND'S               PERFORMANCE-      BASED FEES        PERFORMANCE-        BASED FEES        PERFORMANCE-        BASED FEES
PORTFOLIO MANAGER        BASED FEES      (IN MILLIONS)       BASED FEES        (IN MILLIONS)       BASED FEES        (IN MILLIONS)
---------------------   -----------    -----------------    ------------     -----------------    ------------     -----------------
Alexander Rabinovich         0                $0                  4               $481.9              2                  $653.3

POTENTIAL CONFLICTS OF INTEREST

                Mr. Rabinovich may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by Ivy may vary among these accounts and Mr. Rabinovich may personally invest in these accounts. These factors could create conflicts of interest because Mr. Rabinovich may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Rabinovich identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Rabinovich may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Ivy believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Rabinovich are generally managed in a similar fashion and Ivy has a policy that seeks to allocate opportunities on a fair and equitable basis.

FUND'S PORTFOLIO MANAGER COMPENSATION

                Mr. Rabinovich is compensated for his services by Ivy. His compensation consists of a fixed salary, an annual bonus, a retirement plan and standard various other compensation related benefits. His salary and annual bonus are based on a variety of factors, including, without limitation, the financial performance of Ivy, the general performance of the portfolios which he manages (generally measured against the performance of other comparable accounts), execution of managerial responsibilities, client interactions and teamwork support.

SECURITIES OWNERSHIP

                As of September 30, 2006, Mr. Rabinovich did not beneficially own an Interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on November 21, 2006, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.



ITEM 12. EXHIBITS.

(a) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-Strategy Hedge Fund LLC
            --------------------------------------

By:   /s/ Steven Pisarkiewicz
   -----------------------------

Name:   Steven Pisarkiewicz

Title:  President

Date:   November 21, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Steven Pisarkiewicz
   -----------------------------

Name:   Steven Pisarkiewicz

Title:  President

Date:   November 21, 2006



By:   /s/ Guy Nordahl
   -----------------------------

Name:   Guy Nordahl

Title:  Treasurer

Date:   November 21, 2006